Deferred revenue	12 Months Ended
Dec. 31, 2020
Disclosure Of Deferred Revenue [Abstract]
Deferred revenue
26	Deferred revenue

	As at December 31,
	2019 RMB’million	2020 RMB’million
Non-current	67	78
Current	1,694	1,608

	1,761	1,686

Deferred revenue mainly represents contract liabilities in relation to the service fees prepaid by customers for time-based virtual gifts, membership subscriptions, content sublicensing, and digital music albums or single songs, for which the related services had not been rendered as at December 31, 2019 and 2020.
Revenue recognized for the years ended December 31, 2018, 2019 and 2020 related to carried-forward contract liabilities amounted to RMB978 million, RMB1,431 million and RMB1,694 million, respectively.
The transaction price allocated to the performance obligations that are unsatisfied, or partially unsatisfied, has not been disclosed, as substantially all of the Group’s contracts have a duration of one year or less.